EXHIBIT 10.1

2,581,780 Units

Consisting of 10,327,120 Shares of Common Stock and Warrants to Purchase 2,581,780 Shares of Common Stock

STRATEX NETWORKS, INC.

PLACEMENT AGENCY AGREEMENT

September 20, 2004

CIBC World Markets Corp.

as Placement Agent

417 5th Avenue, 2nd Floor

New York, New York 10016

Ladies and Gentlemen:

Stratex Networks, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions contained herein, to issue and sell 2,581,780 Units (the “Units”), consisting of (i) 10,327,120 shares (the “Shares”) of common stock, $0.01 par value per share (the “Common Stock”) and (ii) warrants to purchase 2,581,780 shares of Common Stock (the “Warrants”), directly to certain investors (collectively, the “Investors”). The Company desires to engage you as its placement agent (the “Placement Agent”) in connection with such issuance and sale. The Units are more fully described in the Registration Statement (as hereinafter defined).

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”) a Registration Statement (as hereinafter defined) on Form S-3 (No. 333-50820) which became effective as of December 7, 2000 (the “Effective Date”), including a base prospectus relating to the Units (the “Base Prospectus”), and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Base Prospectus have heretofore been delivered by the Company to you. The term “Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement through incorporation by reference or otherwise), as amended to the date of this Agreement, including the Base Prospectus. If the Company has filed an abbreviated registration statement to register additional Units pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The prospectus supplement relating to the Units as filed with the

Commission pursuant to and in accordance with Rule 424(b) under the Securities Act is hereinafter referred to as the “Prospectus Supplement.” The term “Prospectus” as used in this Agreement means the Base Prospectus together with the Prospectus Supplement. As used herein, the terms “Base Prospectus,” “Prospectus,” “Registration Statement,” “Rule 462 Registration Statement,” and “Prospectus Supplement” shall include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act on or before the date of this Agreement, and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of the Base Prospectus by the Company with the Commission, that are deemed to be incorporated therein by reference.

In connection with its obligations as Placement Agent hereunder, the Company hereby confirms that the Placement Agent is authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Placement Agent).

1. Agreement to Act as Placement Agent; Delivery and Payment. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a) The Placement Agent agrees to act as the Company’s exclusive Placement Agent in connection with the issuance and sale, on a reasonable efforts basis, by the Company of the Units to the Investors. The Company acknowledges and agrees that the Placement Agent’s engagement hereunder is not an agreement by the Placement Agent or any of their affiliates to underwrite or purchase any securities or otherwise provide any financing. As compensation for their services hereunder, the Company agrees to pay on the Closing Date (as defined below) the Placement Agent by wire transfer of immediately available funds five percent (5%) of the gross proceeds received by the Company from the sale of the Units.

(b) Payment of the purchase price for, and delivery of the Units shall be made at a closing (the “Closing”) at the offices of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, CA 94304-1018 at 9:00 a.m., California time, on the Closing Date to take place on the third or fourth business day (as permitted under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) after the determination of the public offering price of the Units (such time and date of payment and delivery being herein called the “Closing Date”). All actions taken at the Closing shall be deemed to have occurred simultaneously.

(c) Payment of the purchase price for the Units shall be made to or upon the order of the Company by wire transfer in Federal (same day) funds to the Company, upon delivery the Shares, through the facilities of The Depository Trust Company and the issuance of certificates for the Warrants, to such persons, and shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least two business days before the Closing Date. Payment of the purchase price for the Units shall be made on the Closing Date by the Investors directly to the Company or as the Placement Agent shall otherwise direct.

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(d) The purchases of the Units by the Investors may be evidenced by the execution of a purchase agreement substantially in the form attached hereto as Exhibit A.

(e) Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior consent of the Placement Agent, solicit or accept offers to purchase shares of its Common Stock (other than pursuant to the exercise of options under existing employee benefit plans, purchases under the Company’s employee stock purchase plan or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agent.

2. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent as of the date hereof and as of the Closing Date, as follows:

(a) The Company meets the requirements for use of Form S-3 under the Securities Act. On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and the Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If applicable, when any preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If applicable, each preliminary prospectus and the Prospectus delivered to the Placement Agent for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be “materially different,” as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. Notwithstanding the foregoing, none of the representations and warranties in this Section 2(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Placement Agent specifically for inclusion in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Placement Agent for use in the Registration Statement or the Prospectus is the statements contained in the tenth paragraph under the caption “Plan of Distribution” in the Prospectus Supplement.

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(b) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the Company’ knowledge, are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

(c) The documents incorporated by reference in the Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(d) The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments which are not expected to be material in amount); and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

(e) Deloitte & Touche LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules and Rule 3600T of the Public Company Accounting Oversight Board.

(f) The Company and each of its subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company, is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization. Each subsidiary of the Company that constitutes, and any group of subsidiaries of the Company that together

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constitute, a “significant subsidiary” of the Company, as that term is defined in Rule 1-02(w) of Regulation S-X under the Act, if any, are listed on Schedule I attached hereto (the “Significant Subsidiaries”). The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not reasonably be expected to have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(g) The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Units.

(h) The Company and each of its subsidiaries owns or possesses, or can acquire on reasonable market terms, adequate rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business. Neither the Company nor any of its subsidiaries has received any notice of, or is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles. To the knowledge of the Company, each current and former employee of and consultant to the Company has executed the Company’s standard form of agreement containing confidentiality and invention assignment provisions, except where the failure of current or former employees or consultants to so execute such agreements would not individually or in the aggregate have a Material Adverse Effect, and, to knowledge of the Company, each current and former supplier and customer of the Company has executed the Company’s standard form of non-disclosure agreement, except where the failure of current or former suppliers or customers to execute such agreements would not individually or in the aggregate have a Material Adverse Effect.

(i) The Company and each of its subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere

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with the use made or proposed to be made of such property by the Company and its subsidiaries. All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would reasonably be expected to have a Material Adverse Effect; and (iii) except as disclosed in the Prospectus, since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(j) There is no document, contract or other agreement required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or a subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(k) Neither the Company nor any of its subsidiaries is in violation of any term or provision of (i) in the case of the Company, its Second Restated Certificate of Incorporation, and in the case of each of the Company’s subsidiaries, its charter or in either case, their respective by-laws or (ii) of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, except, with respect to subsection (ii), where the consequences of such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

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(l) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Units) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of, in the case of the Company, its Second Restated Certificate of Incorporation, and in the case of each of the Company’s subsidiaries, its charter or in either case, their respective by-laws, except for such consents or waivers which have already been obtained and are in full force and effect.

(m) As of August 31, 2004, the authorized capital stock of the Company consisted of (i) 150,000,000 shares of Common Stock, 84,289,082 shares of which were issued and outstanding, and (ii) 5,000,000 shares of Preferred Stock, par value $.01 per share, 200,000 of which were designated Series A Junior Participating Preferred Stock, none of which were issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries or any such rights pursuant to, in the case of the Company, its Second Restated Certificate of Incorporation, and in the case of each of the Company’s subsidiaries, its charter or in either case, their respective by-laws, or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. The Units, when delivered by the Company pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. The certificates evidencing the Shares and the certificates evidencing the Warrants are in due and proper legal form and have been duly authorized for issuance by the Company. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Units conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. All outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus.

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(n) No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 90 days after the date of this Agreement. Each director and executive officer of the Company listed on Schedule II has delivered to the Placement Agent his or her enforceable written lock-up agreement in the form attached to this Agreement as Exhibit B hereto (“Lock-Up Agreement”).

(o) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Units by the Company and the reservation for issuance, and issuance of the shares to be issued upon exercise of the Warrants. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as rights to indemnity under Section 6 of the Agreement may be limited by applicable law and the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(p) Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would reasonably be expected to have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would reasonably be expected to have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could reasonably be expected to have a Material Adverse Effect. The Company is not aware that any of its executive officers presently intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any such executive officer.

(q) No transaction has occurred between or among the Company and any of its officers or directors, stockholders or any affiliate or affiliates of any such officer or director or stockholder that is required to be described in and is not described in the Registration Statement and the Prospectus.

(r) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares or the Warrants.

(s) The Company and each of its subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would reasonably be expected to have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

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(t) The Company has filed a Notification Form: Listing of Additional Shares with respect to the Shares and the Common Stock issuable upon exercise of the Warrants for quotation on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) National Market System.

(u) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the quotation of the Common Stock on the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or quotation.

(v) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(w) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(x) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be necessary to qualify the Units under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

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(y) There are no affiliations with the National Association of Securities Dealers, Inc. (the “NASD”) among the Company’s officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Placement Agent.

(z) The Company satisfies the eligibility requirements for the use of a registration statement on Form S-3 pursuant to the standards for Form S-3 prior to October 21, 1992 in connection with the offering of the Units as contemplated hereby, and otherwise meets the requirements for exemption from filing as set forth in Rule 2710(b)(7)(C)(i) of the NASD Manual with respect to the offering of the Units as contemplated hereby.

(aa) (i) Each of the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Law”) which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under CERCLA.

(bb) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc) The Company is not and, after giving effect to the offering and sale of the Units and the application of proceeds thereof as described in the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(dd) The Company or, to the best its knowledge after reasonable investigation, any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries,

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has not, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(ee) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(ff) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

(gg) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(hh) Neither the Company nor any of its ERISA Affiliates are a party to or bound by, contribute to or maintain, or at any time contributed to or maintained any “employee benefit plan,” within the meaning of Section 3(3) of ERISA. For purposes of this Section 2(hh), “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and “ERISA Affiliate” means any entity which, together with the Company or any subsidiary, would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

(ii) None of the Company or its directors and officers has distributed and will not distribute prior to the later of (i) the Closing Date, and (ii) completion of the distribution of the Units, any offering material in connection with the offering and sale of the Units other than the Prospectus and other materials, if any, permitted by the Securities Act.

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(jj) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of each of the Company’s quarterly and annual fiscal periods; and (iii) are effective in all material respects to perform the functions for which they were established. Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

(kk) There are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(ll) The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 4350(d)(2) of the Rules of the NASD and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 4350(d)(1) of the NASD Rules. The audit committee has reviewed the adequacy of its charter within the past twelve months.

(mm) The chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct. The Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and is actively taking reasonable steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

(nn) The Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

3. Representations of the Placement Agent.

(a) The Placement Agent is a member in good standing of the NASD and has, and at all times while taking any actions constituting an offer or sale of the Units had, all governmental licenses (including both federal and state broker dealer licenses) required to act as placement agent for the Units.

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(b) The Placement Agent has complied, in all material respects, with all applicable Federal and state laws and applicable rules of the NASD in connection with its activities as placement agent for the Units.

4. Conditions of the Placement Agent’s Obligations. The obligations of the Placement Agent are subject to each of the following terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement.

(b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Placement Agent. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Placement Agent of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A. If the Company has elected to rely upon Rule 434, a term sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

(c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 4(d) shall in all material respects be true and correct when made and on and as of the Closing Date as if made on such date. The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before the Closing Date.

(d) The Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, of the chief executive officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of the Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement did not, and as of its date, the Prospectus did not, include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no

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event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

(e) The Placement Agent shall have received, at the time this Agreement is executed and on the Closing Date a signed letter from Deloitte & Touche LLP addressed to the Placement Agent and dated, respectively, the date of this Agreement and the Closing Date, in form and substance reasonably satisfactory to the Placement Agent containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f) The Placement Agent shall have received on the Closing Date from Morrison & Foerster LLP, counsel for the Company, an opinion, addressed to the Placement Agent and dated the Closing Date, stating in effect the matters set forth on Exhibit C attached hereto.

(g) All proceedings taken in connection with the sale of the Units as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agent, and the Placement Agent shall have received from Cooley Godward LLP, a favorable opinion, addressed to the Placement Agent and dated the Closing Date, covering such matters as are customarily covered in transactions of this type, and the Company shall have furnished to Cooley Godward LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(h) The Placement Agent shall have received copies of the Lock-up Agreements executed by each person listed on Schedule II hereto.

(i) The Shares shall have been approved for quotation on the Nasdaq National Market, subject only to official Notice of Issuance.

(j) The Company shall have furnished or caused to be furnished to the Placement Agent such further certificates or documents as the Placement Agent shall have reasonably requested.

5. Covenants of the Company.

(a) The Company covenants and agrees as follows:

(i) The Company shall prepare the Prospectus in a form approved by the Placement Agent and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules.

(ii) The Company shall promptly advise the Placement Agent in writing (A) when any post-effective amendment to the Registration Statement shall have

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become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Units for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Registration Statement unless the Company has furnished the Placement Agent a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Placement Agent reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii) If, at any time when a prospectus relating to the Units is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 5(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv) The Company shall make generally available to its security holders and to the Placement Agent as soon as practicable an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

(v) The Company shall furnish to the Placement Agent and counsel for the Placement Agent, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and, so long as delivery of a prospectus by an underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Placement Agent may reasonably request. If applicable, the copies of the Registration Statement and Prospectus and each amendment and supplement thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vi) The Company shall cooperate with the Placement Agent and its counsel in endeavoring to qualify the Units for offer and sale in connection with the offering under the laws of such jurisdictions as the Placement Agent may designate and shall maintain such qualifications in effect so long as required for the distribution of the Units; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

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(vii) The Company, during the period when the Prospectus is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(viii) Without the prior written consent of CIBC World Markets Corp., for a period of 90 days after the date of this Agreement (the “Lock-Up Period”), the Company and each of its individual directors and executive officers shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for (A) the issuance of the Units pursuant to the Registration Statement and Prospectus, (B) the issuance of shares pursuant to the Company’s existing employee or director benefit plans as described in the Registration Statement and the Prospectus, provided that in the event that during the Lock-Up Period any such shares are issued to any person identified on Schedule II hereto, such shares shall be subject to the Lock-Up Agreement executed by such person, and (C) the issuance of any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company) in connection with an acquisition, a merger, a consolidation or a sale of assets or in connection with a strategic investment, partnership or joint venture, provided that prior to the issuance of such securities, each recipient of such securities signs an agreement substantially in the form attached hereto as Exhibit B prohibiting the offer, sale, assignment, transfer, encumbrance, contract to sell, pledge or other disposition of such securities for the remainder of the Lock-Up Period without the prior written consent of CIBC World Markets Corp.

(ix) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

(x) Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Units without the prior written consent of the Placement Agent unless in the judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law.

(xi) The Company will apply the net proceeds from the offering of the Units in the manner set forth under “Use of Proceeds” in the Prospectus.

(xii) The Company shall maintain the effectiveness of the Registration Statement until the earlier of the date that (i) all of the Warrants shall have been exercised or (ii) all of the Warrants shall have expired.

(b) The Company agrees to pay, or reimburse if paid by the Placement Agent, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the

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Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, any preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares and the Warrants; (iii) the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 5(a)(vi), if applicable, and the printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Placement Agent of copies of any preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Units; (v) if applicable, the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Placement Agent in connection with such review; (vi) inclusion of the Shares for quotation on the Nasdaq National Market; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Units by the Company. Subject to the provisions of Section 8, the Placement Agent agrees to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Placement Agent under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Placement Agent.

6. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Units under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”) or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of the Placement Agent (or any person controlling the Placement Agent) on account of any losses, claims, damages or liabilities arising from the sale of the Units if such untrue statement or omission or alleged untrue statement or omission was made in any preliminary prospectus, Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

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(b) The Placement Agent agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use therein; provided, however, that the obligation of the Placement Agent to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the amount of placement agent fees actually received by the Placement Agent pursuant to this Agreement.

(c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the

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indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(a) or 6(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering of the Units pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Placement Agent on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount of placement agent fees actually received by the Placement Agent pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Placement Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may

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be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 7. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

8. Termination.

(a) This Agreement may be terminated at any time prior to the Closing Date by the Placement Agent by notifying the Company at any time at or before the Closing Date in the absolute discretion of the Placement Agent if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the reasonable opinion of the Placement Agent, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the reasonable judgment of the Placement Agent, inadvisable or impracticable to market the Units or enforce contracts for the sale of the Units; (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Placement Agent, inadvisable or impracticable to market the Units or enforce contracts for the sale of the Units; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the sole reasonable judgment of the Placement Agent, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business. In addition to the foregoing, this Agreement shall terminate in the event that the Closing shall not have occurred on or prior to October 31, 2004, or such other date as the Company and the Placement Agent shall agree to in writing. In such event, any funds deposited into any trust or escrow account on behalf of the Company will promptly be returned to the prospective purchasers of the Units.

(b) If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to the Placement Agent, and the Placement Agent shall not be under any liability to the Company, except that if this Agreement is terminated by the Placement Agent because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Placement Agent for all out-of-pocket expenses (including the reasonable fees and disbursements of its counsel) incurred by it in connection with this Agreement and the proposed sale of the Units or in contemplation of performing its obligations hereunder.

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9. [RESERVED]

10. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Placement Agent, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Placement Agent or the Company or any of their respective officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Units. In addition, the provisions of Sections 5(b), 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Placement Agent, the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling the Placement Agent, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any Investor merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Placement Agent, CIBC World Markets Corp., 417 5th Avenue, 2nd Floor, New York, New York 10016 Attention: Robert Buxton, with a copy to Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306-2155 Attention: Vince Pangrazio, Esq. and (b) if to the Company, Stratex Networks, Inc. 120 Rose Orchard Way, San Jose, California 95134, Attention: Juan Otero, General Counsel, with a copy to Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, CA 94304-1018 Attention: Justin Bastian, Esq.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of page intentionally left blank]

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Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

STRATEX NETWORKS, INC.

By	/S/ CARL A. THOMSEN
Name:	Carl A. Thomsen
Title:	Senior VP and CFO

Confirmed:

CIBC WORLD MARKETS CORP.

By	/S/ ROBERT M. BUXTON
Name:	Robert M. Buxton
Title:	Managing Director

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EXHIBIT A

FORM OF PURCHASE AGREEMENT

Stratex Networks, Inc.

120 Rose Orchard Way

San Jose, CA 95134

Ladies and Gentlemen:

The undersigned entities set forth on Schedule I hereto (each, an “Investor”), hereby confirm and agree with you as follows:

1. This Purchase Agreement (the “Agreement”) is made as of September 21, 2004 between Stratex Networks, Inc., a Delaware corporation (the “Company”), and each Investor.

2. The Company has authorized the sale and issuance of 2,581,780 Units (the “Units”), consisting of (i) 10,327,120 shares (the “Shares”) of common stock, $0.01 par value per share (the “Common Stock”) and (ii) warrants to purchase 2,581,780 shares of Common Stock (the “Warrant Shares”) in the form attached hereto as Exhibit A (each a “Warrant,” and collectively, the “Warrants”), in each case subject to adjustment by the Company’s Board of Directors, to certain investors (the “Offering”). The Offering has been registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (No. 333-50820) as amended (the “Registration Statement”).

3. The Company and each Investor agree that such Investor will purchase from the Company and the Company will issue and sell to such Investor (i) the aggregate number of Shares set forth opposite such Investor’s name on Schedule I hereto and (ii) a Warrant (the “Warrant”) to purchase the aggregate number of Warrant Shares set forth opposite such Investor’s name on Schedule I hereto at an initial exercise price of $2.95 per share, for the aggregate purchase price set forth opposite such Investor’s name on Schedule I hereto, pursuant to the Terms and Conditions for Purchase of Shares and Warrants attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Each Investor acknowledges that the Offering is not being underwritten by the placement agent (the “Placement Agent”) and that there is no minimum offering amount. Certificates representing the Shares purchased by each Investor will not be issued to such Investor; instead, such Shares will be credited to such Investor using customary book-entry procedures. A certificate representing the Warrant will be issued to each Investor.

4. Each Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it is not a, and it has no direct or indirect affiliation or association with, any NASD member as of the date hereof.

5. Each Investor hereby confirms receipt of the Prospectus Supplement, dated September 20, 2004, and the Base Prospectus, dated December 7, 2000 (together, the “Prospectus”), of the Company distributed by email to such Investor with this Agreement. Each Investor confirms that it had full access to the Prospectus and was fully able to read, review, download and print it. Each Investor acknowledges that such Investor will be required to bear the cost, if any, of printing the Prospectus.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:	Name of Investor:

Signature:
Name:
Title:

Name of Investor:

Signature:
Name:
Title:

Name of Investor:

Signature:
Name:
Title:

Name of Investor:

Signature:
Name:
Title:

Name of Investor:

Signature:
Name:
Title:

STRATEX NETWORKS, INC., a Delaware corporation

By:
Name:
Title:

SCHEDULE I

SCHEDULE OF INVESTORS

Investor	Name in which book-entry should be made (if different):	Investor Address, Telephone and Contact Person	Aggregate Number of Shares	Aggregate Number of Warrant Shares	Aggregate Purchase Price	Tax ID Number	Name of Broker	Broker DTC No.
1.
2.
3.
4.
5.

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES AND WARRANTS

1. Authorization and Sale of Shares and Warrants. The Company has authorized the sale of up to 2,581,780 Units, consisting of (i) 10,327,120 Shares and (ii) Warrants to purchase 2,581,780 shares Warrant Shares. The Company reserves the right to increase or decrease these numbers.

2. Agreement to Sell and Purchase the Shares and Warrants; Subscription Date.

2.1 Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 3 below), the Company will sell to each Investor, and each Investor will purchase from the Company, the number of Shares and a Warrant to purchase the number of Warrant Shares as is set forth opposite each such Investor’s name on Schedule I hereto at the aggregate purchase price set forth on Schedule 1 hereto.

2.2 The Company may enter into agreements similar to this Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Units to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors”, and this Agreement and the purchase agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements”). The Company may accept or reject any one or more Agreements in its sole discretion.

3. Delivery of the Shares and Warrants at Closing. The completion of the purchase and sale of the Units (the “Closing”) shall occur on September 24, 2004 (the “Closing Date”), at the offices of the Company’s counsel. At the Closing, the Company shall deliver to each Investor (i) using customary book-entry procedures, the number of Shares set forth opposite such Investor’s name on Schedule I hereto and (ii) a Warrant to purchase the number of Warrant Shares set forth opposite such Investor’s name on Schedule I hereto, and each Investor shall deliver a certified or official bank check or wire transfer of funds in the full amount of the aggregate purchase price for the Shares and Warrant being purchased hereunder, as set forth opposite such Investor’s name on Schedule I hereto, to a trust account with Cooley Godward LLP (the “Escrow Agent”).

The Company’s obligation to issue and sell the Shares and a Warrant to each Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Escrow Agent of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares and the Warrant being purchased; (b) completion of the purchases and sales of Units under the Agreements that may be executed with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

The Investor’s obligation to purchase the Units shall be subject to the condition that the Placement Agent shall not have (a) terminated the Placement Agency Agreement dated

September 20, 2004, between the Company and the Placement Agent (the “Placement Agency Agreement”) pursuant to the terms thereof or (b) determined that the conditions to closing in the Placement Agency Agreement have not been satisfied.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1 The Company has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

4.2 This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5. Representations, Warranties and Covenants of the Investors. Each Investor hereby represents and warrants to, and covenants with, the Company, as follows:

5.1 The Investor represents and warrants that it has received the Company’s base prospectus dated December 7, 2000 and the prospectus supplement dated September 20, 2004 relating to the Offering (together, the “Prospectus”).

5.2 The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Units or has in its possession or distributes any offering material, in all cases at its own expense.

5.3 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.4 The Investor understands that nothing in the Prospectus, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.

5.5 From and after obtaining the knowledge of the sale of the Units contemplated hereby, the Investor has not taken, and prior to the public announcement of the transaction the Investor shall not take, any action that has caused or will cause the Investor to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock, whether or not, directly or indirectly, in order to hedge its position in the Units.

6. Escrow Agent.

6.1 Appointment. The Company and each Investor hereby appoint Cooley Godward LLP as the “Escrow Agent” under this Agreement to serve from the date hereof until the Closing, and Cooley Godward hereby accepts such appointment.

6.2 Powers and Duties of Escrow Agent, Indemnity.

(a) Each Investor and the Company hereby irrevocably authorizes the Escrow Agent to take all actions, to make all decisions and to exercise all powers and remedies on its behalf under the provisions of this Agreement, including without limitation all such actions, decisions and powers as are reasonably incidental thereto. The Escrow Agent may execute any of its duties hereunder by or through agents, designees or employees.

(b) Neither the Escrow Agent nor any of its partners, directors, members, officers, agents, designees or employees (collectively, “Escrow Agent Indemnified Persons”) shall be liable or responsible to any Investor, the Company or any third party for any action taken or omitted to be taken by the Escrow Agent or any other such Escrow Agent Indemnified Persons in accordance with this Agreement or under any related agreement, instrument or document.

(c) Each Investor and the Company hereby agrees to hold harmless and indemnify the Escrow Agent and the Escrow Agent Indemnified Persons from and against any and all loss, damage, taxes, expense or liability which may be incurred by the Escrow Agent and the Escrow Agent Indemnified Persons under this Agreement and the transactions contemplated hereby and any related agreement or other instrument or document, as the case may be, unless such liability shall be caused by the willful misconduct or gross negligence of the Escrow Agent or the Escrow Agent Indemnified Persons.

7. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Units being purchased and the payment therefor.

8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or

facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)	if to the Company, to:

Stratex Networks, Inc.

120 Rose Orchard Way

San Jose, CA 95134

Attention: Juan Otero, General Counsel

Telecopy No.: (408) 944-1770

With a copy to:

Morrison & Foerster LLP

755 Page Mill Road

Palo Alto, CA 94304-1018

Attention: Justin L. Bastian, Esq.

Telecopy No.: (650) 494-0792

(b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

10. Headings. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

EXHIBIT A

FORM OF WARRANT

STRATEX NETWORKS, INC.

WARRANT TO PURCHASE                      SHARES OF COMMON STOCK

THIS WARRANT MAY NOT BE EXERCISED

AFTER 5:00 P.M., NEW YORK CITY TIME, ON

SEPTEMBER , 2009

THIS CERTIFIES THAT, for value received,                                                   or registered assigns (the “Registered Holder”) is entitled to, upon the terms and conditions hereinafter set forth, subscribe for and purchase at the Exercise Price (defined below) from Stratex Networks, Inc., a Delaware corporation (the “Company”),                     fully paid and nonassessable shares (the “Warrant Shares”) of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, at the initial exercise price of $         per Warrant Share (the “Exercise Price”) at any time prior to the Expiration Date (as defined in Section 7 hereof), by surrendering this Warrant, with the Form of Election to Purchase duly executed at the principal office of the Company and by paying in full the Exercise Price, plus transfer taxes, if any. The term “Warrant” as used herein shall include this Warrant, and any warrant delivered in substitution or exchange for this Warrant as provided herein. Payment of the Exercise Price shall be made (i) in United States currency, by certified check or money order payable to the order of the Company, or (ii) by “cashless exercise” in accordance with the provisions below.

1.    Purchase Agreement. This Warrant is issued under and in accordance with the Common Stock and Warrant Purchase Agreement dated as of September     , 2004 (the “Purchase Agreement”) between the Company and the Registered Holder and is subject to the terms and provisions contained in the Purchase Agreement.

2.    Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Registered Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Election to Purchase in which event the Company shall issue to the Registered Holder a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y)

                B

Where X =	the number of shares of Common Stock to be issued to the Registered Holder.

Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

A =	the Exercise Price.

B =	the Current Market Price of one share of Common Stock.

“Current Market Price” means on any particular date:

(a)    if the Common Stock is traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the average of the closing prices of the Common Stock of the Company on such market over the five (5) trading days ending immediately prior to the applicable date of valuation;

(b)    if the Common Stock is traded on any registered national stock exchange but is not traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the average of the closing prices of the Common Stock of the Company on such exchange over the five (5) trading days ending immediately prior to the applicable date of valuation;

(c)    if the Common Stock is traded over-the-counter, but not on the Nasdaq National Market, the Nasdaq SmallCap Market or a registered national stock exchange, the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; or

(d)    if there is no active public market for the Common Stock, the value thereof, as determined in good faith by the Board of Directors of the Company, upon due consideration of the proposed determination thereof of the Registered Holder.

3.    Issuance of Warrant Shares. As soon as practicable after the date of exercise of this Warrant the Company shall issue, or cause the transfer agent for the Common Stock, if any, to issue a certificate or certificates for the number of full Warrant Shares to which the Registered Holder is entitled, registered in accordance with the instructions set forth in the Form of Election to Purchase; provided, however, that such certificate or certificates shall be delivered within no later than ten (10) business days after the Company’s receipt of the Purchaser’s surrender of this Warrant, including, without limitation, a properly completed Form of Election To Purchase. All Warrant Shares shall be validly authorized and issued, fully paid and nonassessable, and free from all taxes, liens and charges created by the Company in respect of the issue thereof. Each person in whose name any such certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby on the date of exercise of this Warrant resulting in the issuance of such Warrant Shares, irrespective of the date of issuance or delivery of such certificate for such Warrant Shares.

4.    Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within 30 days of the date of exercise, a new Warrant evidencing the rights of the Registered Holder, or such other person as shall be designated in the Form of Election to Purchase, to purchase the balance of the Warrant Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Warrant Share, and the Company shall distribute no Warrant exercisable for a fractional Warrant Share. Fractional Warrant shares shall be treated as provided for in Section 6 hereof.

5.    Available Authorized Shares. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of this Warrant.

6.    Adjustments. Subject to the provisions hereof, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(a)    In case the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Registered Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrants had been exercised immediately prior to such time, the Registered Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b)    In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Current Market Price per share of the Common Stock on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock so issued or to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to the exercise of this Warrant after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued and the Exercise Price shall also be adjusted for any subsequent adjustment or other change to the number of shares of Common Stock issuable upon exercise, exchange or conversion of such rights, options, warrants or other securities. Notwithstanding anything to the contrary contained herein, no adjustment shall be made to the Exercise Price until any condition to the vesting of such rights, options or warrants shall be fulfilled or satisfied (and then only with respect to the portion thereof which shall have vested). In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation. If any event occurs of the type contemplated by the provisions of this paragraph but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall make an appropriate adjustment in the Exercise Price so as to equitably protect the rights of holders of this Warrant.

(c)    In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the twelve (12) months prior to the record date for such distribution, does not exceed 5% of the Current Market Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to the foregoing paragraph), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Warrant are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Warrant shall be made to the nearest cent or to the nearest one thousandth of a share, as the case may be.

In any case in which this Warrant shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Registered Holder, if the Registered Holder has exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the exercising Registered Holder a due bill or other appropriate instrument evidencing the Registered Holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

Upon each adjustment of the Exercise Price as a result of the calculations made above this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

In case of any capital reorganization, other than in the cases referred to above, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which the Registered Holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Registered Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as practicable, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Registered Holder such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions. Notwithstanding anything to the contrary contained herein, in the event of sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate thirty (30) days after the Company gives written notice to the Registered Holder that such sale or conveyance or other transfer has been consummated.

In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant, including, without limitation, in any reorganization (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Registered Holder of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification or change by a Registered Holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification or change and the term “Warrant Shares” shall thereafter include, without limitation, such stock and other securities. The above provisions of this paragraph shall similarly apply to successive reclassifications and changes of shares of Common Stock.

Whenever the Exercise Price is adjusted as provided in this Warrant, the Company will promptly obtain a certificate of the chief financial officer of the Company setting forth the Exercise Price as so adjusted and a brief statement of the facts accounting for such adjustment. Whenever any adjustment is made pursuant to this Warrant, the Company shall cause notice of such adjustment to be mailed to the Registered Holder within fifteen (15) days thereafter, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchasable upon exercise of this Warrant after giving effect to such adjustment.

In no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

In case at any time the Company shall propose:

(a)    to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

(b)    to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(c)    to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described above; or

(d)    to effect any liquidation, dissolution, or winding-up of the Company;

then, in each such case, the Company shall cause notice of such proposed action to be mailed to the Registered Holder. Such notice shall be mailed, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer or at least ten (10) days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such securities or other property, as the case may be.

Irrespective of any adjustments pursuant to this Warrant, any Warrant theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock which may result from adjustments in accordance with this Warrant to the Exercise Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Registered Holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrants exercised. With respect to any fractional Warrant Share called for upon the exercise this Warrant, the Company shall pay a cash adjustment in respect of such fractional Warrant Share in an amount equal to the same fraction of the Current Market Price of a share of Common Stock calculated in accordance with this Warrant.

If any change to the capitalization of the Company should occur with respect to which a favorable adjustment to the rights and interests of the Registered Holder should be made, and such adjustment is not otherwise provided for in this Warrant, such appropriate adjustment should be made as determined in good faith by the Board of Directors of the Company.

7.    Expiration Date. This Warrant may not be exercised after 5:00 P.M., New York City time, on September 24, 2009 (the “Expiration Date”) and shall be void after the Expiration Date.

8.    No Rights as Stockholder. This Warrant shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company.

9.    Mutilation, Loss, Theft or Destruction of Warrant. If this Warrant shall be mutilated, lost, stolen or destroyed, the Company in its discretion may execute and deliver, in exchange and substitution for and upon cancellation of this Warrant, or in lieu of or in substitution for a lost, stolen or destroyed Warrant, a new Warrant for the number of Warrant Shares represented by the Warrant so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Warrant Certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company. Applicants for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may prescribe. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10.    Split Up, Combination, Exchange or Transfer of Warrant. Prior to the latest time at which this Warrant may be exercised, subject to any applicable laws, rules or regulations restricting transferability, this Warrant, subject to the provisions hereof, may be split up, combined with or exchanged for other Warrants representing a like aggregate number of Warrant Shares or may be transferred in whole or in part. Any holder desiring to split up, combine, exchange or transfer this Warrant shall make such request in writing delivered to the Company at its principal office and shall surrender this Warrant to be split up, combined exchanged or transferred at said office with the Form of Assignment. Upon any such surrender for split up, combination, exchange or transfer, the Company shall execute and deliver to the person entitled thereto a new Warrant or Warrants, as the case may be, as so requested in the Form of Assignment. The Company may require the holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination, exchange or transfer of this Warrant prior to the issuance of any new Warrant.

If this Warrant is surrendered upon its exercise or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, it shall be canceled and shall not be reissued by the Company. Any Warrant so canceled shall be destroyed by the Company.

By accepting this Warrant, the Registered Holder consents and agrees with the Company that:

(a)    transfer of this Warrant shall be registered on the books of the Company only if surrendered at the principal office of the Company, duly endorsed or accompanied by a proper instrument of transfer; and

(b)    prior to due presentment for registration of transfer, the Company may deem and treat the person in whose name this Warrant is registered as the absolute owner thereof and of the rights evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

11.    Headings. The headings of the various sections of this Warrant are for convenience of reference only and shall not be deemed to be part of this Warrant.

12.    Governing Law. The laws of the State of New York shall govern this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

STRATEX NETWORKS, INC.

By: _____________________________

FORM OF

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to (check one box only):

☐	purchase ________ shares of Stratex Networks, Inc. (the “Company”) common stock (“Common Stock”) pursuant to the terms of the attached warrant (the “Warrant”), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any;

☐	purchase the number of shares of Common Stock by cashless exercise pursuant to the terms of the Warrant as shall be issuable upon cashless exercise of the portion of the Warrant relating to ________ shares, and shall tender payment of all applicable transfer taxes, if any;

The undersigned requests that certificates for such shares be issued and delivered as follows:

ISSUE

TO: ___________________________________________

                                                 (NAME)

________________________________________________________________________________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________________________________________________________________________

(SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER)

DELIVER

TO: ___________________________________________

                                                 (NAME)

________________________________________________________________________________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

If the attached Warrant is exercised in part only, the undersigned requests that a new Warrant evidencing the right to purchase the balance of the shares purchasable under the Warrant be issued and delivered as set forth below.

ISSUE

TO: ___________________________________________

                                                 (NAME)

________________________________________________________________________________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________________________________________________________________________

(SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER)

DELIVER

TO: ___________________________________________

                                             (NAME)

________________________________________________________________________________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

Dated: ____________________

(Insert Social Security or other identifying number of holder)	(Signature of registered holder)

(Signature of registered holder, if co-owned)

NOTE: Signature must conform in all respects to name of holder as specified on the face of the Warrant.

FORM OF

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant, with respect to the number of Warrant Shares set forth below:

Name of Assignee	Address	No. of Warrant Shares

and does hereby irrevocably constitute and appoint _____________________________ Attorney to make such transfer on the books of Stratex Networks, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated: _______________, 200_.

(Insert Social Security or other identifying number of holder)	Signature (Signature must conform in all respects to name of holder as specified on the face of the Warrant.)

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Purchase Agreement)

A.	Please complete the following:

1. Provide the information regarding the Investor requested on Schedule I to the Purchase Agreement. The Purchase Agreement must be executed by an individual authorized to bind the Investor.

2. By 8:30 a.m. New York Time on Tuesday, September 21, 2004, return via facsimile signed copies of the enclosed Purchase Agreement and Authorization to Disburse Funds to each of the following persons:

CIBC World Markets Corp.,

417 5th Avenue, 2nd Floor

New York, New York 10016

Attn: Sameer Vasudev

Phone: (212) 667-7162

Telecopy: (212) 667-6140

Cooley Godward LLP

5 Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306-2155

Attn: Shahram Seyedin-Noor, Esq.

Phone: (650) 843-5689

Telecopy: (650) 849-7400

Morrison & Foerster LLP

755 Page Mill Road

Palo Alto, CA 94304-1018

Attn: Justin L. Bastian, Esq.

Phone: (650) 813-5641

Telecopy: (650) 494-0792

Please complete all of the information on the signature page of the Purchase Agreement to facilitate the Closing and the electronic delivery of the Shares and delivery of the Warrants. Please also deliver the originally signed documents to Morrison & Foerster LLP at the address above via overnight delivery.

A copy of the Purchase Agreement signed by the Company will be delivered to the Investor at a later date.

3. By 1:00 p.m. New York Time on Thursday, September 23, 2004, the Investor shall wire the purchase price for the Units to the trust account of Cooley Godward LLP pursuant to the enclosed Wire Instructions.

EXHIBIT B

FORM OF LOCK-UP AGREEMENT

September     , 2004

CIBC World Markets Corp.

417 5th Avenue, 2nd Floor

New York, New York 10016

Re:	Public Offering of Common Stock of Stratex Networks, Inc.

Gentlemen:

The undersigned, a holder of common stock (“Common Stock”) or rights to acquire Common Stock, of Stratex Networks, Inc. (the “Company”) understands that the Company intends to file a Prospectus Supplement to Prospectus dated December 4, 2000 pursuant to and in accordance with Rule 424(b) under the Securities Act of 1933, as amended, with the Securities and Exchange Commission for the public offering of Common Stock (the “Offering”). The undersigned further understands that you are contemplating entering into an Placement Agency Agreement with the Company in connection with the Offering.

In order to induce the Company and you to enter into the Placement Agency Agreement and to induce you to act as the Placement Agent in the Offering, the undersigned agrees, for the benefit of the Company and you, as the Placement Agent, that should the Offering be effected the undersigned will not, without your prior written consent, directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired for a period of 90 days subsequent to the date of the Placement Agency Agreement, other than Common Stock transferred (i) as a gift or gifts or by will or intestate succession (provided that any transferee thereof agrees in writing to be bound by the terms hereof) or (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (provided that the trustee of the trust agrees in writing to be bound by the terms hereof), and provided further that any such transfer shall not involve a disposition for value.

The undersigned confirms that he, she or it understands that the Placement Agent and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with this agreement.

B-1

This agreement shall terminate and the undersigned shall be released from the undersigned’s obligations hereunder if the final prospectus relating to the Offering has not been printed by November 30, 2004.

Very truly yours,

Signature

Name (Please Print)

Dated: September , 2004

B-2

EXHIBIT C

OPINION OF COMPANY COUNSEL

1.    Each of the Company and Stratex Networks (UK) Limited, a Delaware corporation and wholly-owned subsidiary of the Company, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing as a foreign corporation in the State of California.

2.    Each of the Company and Stratex Networks (UK) Limited has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and as described in the Registration Statement and the Prospectus and with respect to the Company to enter into and perform its obligations under this Agreement and to issue and sell the Units.

3.    All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Units to be issued and sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable. The Warrant Shares have been duly authorized and when issued and paid for in accordance with the Warrants, will be duly and validly issued, fully paid and nonassessable. The issuance and sale of the Units by the Company is not subject to any preemptive or other similar rights of any securityholder of the Company contained in the Company’s Second Restated Certificate of Incorporation or the by-laws. To such counsel’s knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company’s Second Restated Certificate of Incorporation or by-laws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound. To such counsel’s knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus under the heading “Description of Common Stock” and the Warrants conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus under the heading “Description of the Warrants.” To such counsel’s knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

4.    The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action, and this Agreement has been duly authorized, executed and delivered by the Company and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

5.    Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Units) will give rise to a right to terminate or accelerate the due date of any payment due under, or violate or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any Significant Subsidiary (a) pursuant to the terms of any agreement or other instrument filed by the Company with the Securities and Exchange Commission, (b) any judgment, decree or order of any court or arbiter to which the Company is a party, of which such counsel is aware, or statute, rule or regulation, domestic or foreign, of which such counsel is aware or (c) violate any provision of the Second Restated Certificate of Incorporation or by laws of the Company or the Certificate of Incorporation or by laws of Stratex Networks (UK) Limited.

6.    No consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the distribution of the Units.

7.    To such counsel’s knowledge, there is no any action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which is required to be disclosed in the Registration Statement and the Prospectus and is not so disclosed or which could reasonably be expected to have a Material Adverse Effect.

8.    The statements in the Prospectus under the captions “Description of Common Stock” and in the Registration Statement in Item 15, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly present and summarize, in all material respects, the matters referred to therein. Such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement which are not so filed.

9.    The Registration Statement and the Prospectus and each amendment or supplement thereto (except for the financial statements, supporting schedules, footnotes, and other financial and statistical information included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and the documents incorporated by reference in the Registration Statement and the Prospectus and any further amendment or supplement to any such incorporated document made by the Company (except for the financial statements, supporting schedules, footnotes, and other financial and statistical information included therein, as to which such counsel expresses no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

10.    The Registration Statement is effective under the Securities Act, and to such counsel’s knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Regulations has been made in the manner and within the time period required by such Rule 424(b).

11.    The Shares have been approved for listing on the Nasdaq National Market System.

12.    The Company is not an “investment company” or an entity controlled by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Placement Agent as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Placement Agent and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Placement Agent and counsel for the Placement Agent.

In addition, such counsel shall state that such counsel has participated in conferences with your representatives and with representatives of the Company and its independent public accountants concerning the Registration Statement and the Prospectus and have considered the matters required to be stated therein and the statements contained therein, although we have not independently verified the accuracy, completeness or fairness of such statements (except and to the extent stated in the seventh sentence of paragraph 3 above and the first sentence of paragraph 8 above). Based upon and subject to the foregoing, nothing has come to such counsel’s attention that leads such counsel to believe that the Registration Statement or the Base Prospectus, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) under the Act or as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and do not make any comment in this paragraph with respect to the financial statements, supporting schedules, footnotes, and other financial and statistical information contained in the Registration Statement or Prospectus).

SCHEDULE I

SIGNIFICANT SUBSIDIARIES

Stratex Networks (UK) Limited

Sch I - 1

SCHEDULE II

LOCK-UP SIGNATORIES

Charles D. Kissner

Carl A. Thomsen

John C. Brandt

Carol A. Goudey

Paul A. Kennard

Ryan R. Panos

Robert J. Schlaefli

John O’Neil

Juan Otero

Richard C. Alberding

John W. Combs

William A. Hasler

James D. Meindl, Ph.D.

V. Frank Mendicino

Edward F. Thompson